EXHIBIT (a)(1)(ii)

LETTER OF TRANSMITTAL

KILROY REALTY, L.P.

Letter of Transmittal to Tender

CUSIP Number	Issuer	Title of Security
49427RAA0	Kilroy Realty, L.P.	3.250% Exchangeable Senior Notes due 2012

Pursuant to the Offer to Purchase dated May 17, 2010

(as the same may be amended or supplemented, the “Offer to Purchase”)

The offer will expire at 5:00 p.m., New York City time, on Tuesday, June 15, 2010, unless the offer is extended by Kilroy Realty, L.P. in its sole discretion (such time, as the same may be extended, the “expiration time”). Holders of notes must validly tender, and not validly withdraw, their notes (as defined below) at or prior to the expiration time to be eligible to receive the purchase price (as defined in the Offer to Purchase). Tenders of notes may be withdrawn at any time prior to the expiration time, but not thereafter.

The depositary for the offer is:

U.S. Bank National Association

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission (for eligible institutions only):

West Side Flats Operations Center 60 Livingston Avenue St. Paul, MN 55107 Attn.: Specialized Finance (Kilroy)	(651) 495-8158 Attn: Specialized Finance Fax cover sheets should provide a call back number and request a call back, upon receipt.

Confirm receipt by calling: (651) 495-4738

Delivery of this Letter of Transmittal (as it may be amended or supplemented, this “Letter of Transmittal” and together with the Offer to Purchase, collectively, the “Offer Documents”) to an address other than as set forth above, or transmission of instructions via a facsimile number other than as listed above, will not constitute a valid delivery. The method of delivery of this Letter of Transmittal, any notes and all other required documents to the depositary, including delivery through The Depository Trust Company (“DTC”) and any acceptance or Agent’s Message delivered through DTC’s Automated Tender Offer Program (“ATOP”), is at the election and risk of holders (as defined below).

Kilroy Realty, L.P., or the operating partnership, is a Delaware limited partnership. Kilroy Realty Corporation, or the Company, is a Maryland corporation and the sole general partner of the operating partnership. Unless otherwise expressly stated or the context otherwise requires, in this Offer to Purchase “we,” “us” and “our” refer to the Company, the operating partnership and the Company’s other subsidiaries.

We are offering (the “offer”) to purchase for cash any and all of its outstanding 3.250% Exchangeable Senior Notes due 2012 (the “notes”) from the registered holders thereof (the “holders”), upon the terms and subject to the conditions described in the Offer Documents.

Holders should carefully review the information set forth in the Offer Documents, including “Certain Significant Consequences” in the Offer to Purchase, before making a decision with respect to the offer.

Capitalized terms used herein and not defined herein have the meaning given to them in the Offer to Purchase.

This Letter of Transmittal is to be completed by a holder desiring to tender notes pursuant to the offer unless such holder is executing the tender through ATOP. A holder tendering notes through ATOP does not need to complete this Letter of Transmittal.

Holders that are tendering notes by book-entry transfer to the depositary’s account at DTC can execute the tender through ATOP. DTC participants that are accepting the offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the depositary’s account at DTC. DTC will then send an Agent’s Message to the depositary for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Delivery of this Letter of Transmittal, any notes and other required documents to DTC does not constitute delivery to the depositary.

For a description of certain procedures to be followed in order to tender the notes (through ATOP or otherwise), see “The Offer—Procedure for Tendering Notes” in the Offer to Purchase and the instructions to this Letter of Transmittal.

TENDER OF NOTES

  ☐    CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.

  ☐    CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: Account Number: Transaction Code Number: Date Tendered:

List below the notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (please fill in if blank)	Certificate Numbers*	Aggregate Principal Amount Represented	Aggregate Principal Amount Tendered**

*  Need not be completed by holders tendering notes by book-entry transfer.

**  Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the notes described above is being tendered. See Instruction 3.

If tendered by a participant in DTC, and if not already printed above, the participant name(s) and address(es) should be printed exactly as such participant’s name appears on a security position listing as the owner of the notes.

The offer is not being made to, and tenders will not be accepted from or on behalf of, holders in any jurisdiction in which the making or the acceptance of the offer would not be in compliance with the laws of such jurisdiction.

PAYMENT DATE

The payment date for a holder that validly tenders and does not validly withdraw its notes prior to the expiration time and whose notes are accepted for purchase by us is expected to occur on Friday, June 18, 2010. Such a holder will receive the purchase price payable for its notes, plus accrued and unpaid interest to, but not including, the payment date.

We may, in our sole discretion, extend the expiration time to a date and time later than 5:00 p.m., New York City time, Tuesday, June 15, 2010.

NOTE:    SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the operating partnership, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of the notes indicated in the table above entitled “Description of Notes Tendered” under the column heading “Aggregate Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the notes described in such table). The undersigned acknowledges and agrees that the tender of notes made hereby may not be withdrawn except to the extent required by law or in accordance with the procedures set forth in the Offer to Purchase.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of notes tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the offer, the undersigned hereby (a) sells, assigns and transfers to, or upon the order of, the operating partnership, all right, title and interest in and to all of the notes tendered hereby, (b) waives any and all other rights with respect to such notes (including, without limitation, any existing or past defaults and their consequences in respect of such notes and the indenture governing such notes) and (c) releases and discharges the operating partnership from any and all claims the undersigned may have now or may have in the future arising out of or related to the notes, including, without limitation, any claims that the undersigned is entitled to participate in any repurchase, redemption or defeasance of the notes. The undersigned hereby irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the depositary also acts as the agent of the operating partnership) with respect to such notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

•

present such notes and all evidences of transfer and authenticity to, or transfer ownership of such notes on the account books maintained by DTC and the trustee to, or upon the order of, the operating partnership,

•	present such notes for transfer of ownership on the books of the operating partnership, and

•

receive all benefits and otherwise exercise all rights of beneficial ownership of such notes, all in accordance with the terms and conditions of the offer as described in this Letter of Transmittal and in the Offer to Purchase.

The undersigned acknowledges and agrees that a tender of notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions to this Letter of Transmittal and an acceptance of such notes by the operating partnership will constitute a binding agreement between the undersigned and the operating partnership upon the terms and subject to the conditions of the offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The undersigned acknowledges, by tendering notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions to this Letter of Transmittal, under certain circumstances set forth in the Offer to Purchase, the operating partnership is not required to accept for purchase any of the notes tendered.

The undersigned hereby represents and warrants that (a) the undersigned has read the Offer to Purchase and this Letter of Transmittal and agrees to all of the terms and conditions of the offer, (b) the undersigned has full power and authority to tender, sell, assign and transfer the notes tendered hereby, and (c) when such tendered notes are accepted for purchase and payment by the operating partnership pursuant to the offer, the operating partnership will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or by the operating partnership to be necessary or desirable to complete the sale, assignment and transfer of the notes tendered hereby.

The operating partnership is not required to accept for purchase any notes tendered after the expiration time. The expiration time may be extended by the operating partnership, as described in the Offer to Purchase.

In consideration for the purchase of notes pursuant to the offer, the undersigned hereby waives, releases, forever discharges and agrees not to sue the Company, the operating partnership or their respective former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the offer), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against the Company or the operating partnership as a result of or in any manner related to the undersigned’s purchase, ownership or disposition of the notes pursuant to the offer or any decline in the value thereof. Without limiting the generality or effect of the foregoing, upon the purchase of notes pursuant to the offer, the operating partnership shall obtain all rights relating to the undersigned’s ownership of notes (including, without limitation, the right to all interest payable on the notes) and any and all claims relating thereto.

The undersigned by this Letter of Transmittal also irrevocably appoints the depositary to act as its agent for the purpose of receiving payment from the operating partnership and transmitting such payment to the undersigned. The undersigned acknowledges and agrees that payment shall be deemed to have been made by the operating partnership upon the transfer by the operating partnership of the purchase price, plus accrued and unpaid interest up to, but not including, the payment date, to the depositary or, in accordance with the depositary’s instructions, to DTC. The undersigned further acknowledges and agrees that under no circumstances will interest on the purchase price be paid by the operating partnership by reason of any delay on the part of the depositary in making payment to the holders entitled thereto or any delay in the allocation or crediting of monies received by DTC to participants in DTC or in the allocation or crediting of monies received by participants to beneficial owners and in no event will the operating partnership be liable for interest or damages in relation to any delay or failure of payment to be remitted to any holder. No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

For purposes of the offer, the undersigned understands that the operating partnership will be deemed to have accepted for purchase validly tendered notes if, as and when the operating partnership gives oral or written notice of acceptance to the depositary.

The undersigned understands that the delivery and surrender of the notes is not effective, and the risk of loss of the notes does not pass to the depositary, until receipt by the depositary of this Letter of Transmittal (or a manually signed facsimile of this Letter of Transmittal), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the operating partnership or receipt of an Agent’s Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of notes will be determined by the operating partnership, in its sole discretion, which determination will be final and binding.

Unless otherwise indicated herein under “Special Issuance Instructions” or “Special Delivery Instructions,” the undersigned hereby request(s) that any notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned by credit to the account of DTC. Unless otherwise indicated in this Letter of Transmittal under “Special Issuance Instructions” or “Special Delivery Instructions,” the undersigned hereby request(s) that any checks for payment to be made in respect of the notes tendered hereby be issued to the order of, and delivered to, the undersigned.

In the event that the “Special Issuance Instructions” or “Special Delivery Instructions” box below is completed, the undersigned hereby request(s) that any notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the person(s) indicated. The undersigned recognizes that the operating partnership has no obligation pursuant to the “Special Issuance Instructions” box to transfer any notes from the names of the registered holder(s) thereof if the operating partnership does not accept for purchase any of the principal amount of such notes so tendered. In the event that the “Special Delivery Instructions” box below is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the notes tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned also recognizes that the operating partnership has no obligation under the Special Issuance Instructions to transfer any notes from the name of the holder of those notes if the operating partnership does not accept for purchase any of the notes so tendered and that the operating partnership will have no obligation under the Special Delivery Instructions unless the holder produces satisfactory evidence that any applicable transfer taxes have been paid.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 2, 4 and 5)

To be completed ONLY if notes in a principal amount not tendered or not accepted for payment are to be issued in the name of, or checks constituting payments for the purchase price, plus accrued and unpaid interest up to, but not including, the payment date, to be made in connection with the offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

Issue:
(check as applicable)
☐ Notes

☐ Checks

Pay to the order of:

Name
(Please Print)

Address

(Please Print)

Zip Code
DTC Account Number:

Taxpayer Identification or Social Security Number (See Internal Revenue Service Form W-9 attached hereto or Internal Revenue Service Form W-8, as applicable)

SIGNATURE GUARANTEE (See Instructions 1 and 2 below) Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including Zip Code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)
Dated: , 2010

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 2, 4 and 5)

To be completed ONLY if notes in a principal amount not tendered or not accepted for payment or checks constituting payments for the purchase price, plus accrued and unpaid interest up to, but not including, the payment date, to be made in connection with the offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

Deliver:
(check as applicable)
☐ Notes

☐ Checks

Name
(Please Print)
Address
(Please Print)

Zip Code

PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering

holders except holders executing the tender through DTC’s ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the notes listed in the box above entitled “Description of Notes Tendered” under the column heading “Aggregate Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the notes described in such box).

Signature(s):

(Must be signed by the registered holder or, if the notes are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:

Name(s) (please print):

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

PLEASE COMPLETE INTERNAL REVENUE SERVICE FORM W-9 ATTACHED TO THIS LETTER OF TRANSMITTAL

(OR INTERNAL REVENUE SERVICE FORM W-8, AS APPLICABLE)

SIGNATURE GUARANTEE (See Instructions 1 and 6 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signatures)

(Address (including Zip Code) and Telephone Number (including Area Code) of Firm)

(Authorized Signature)

(Print Name)

(Title)

Date:                                 , 2010

NON-US FIRPTA WITHHOLDING

☐       CHECK HERE IF YOU ARE A U.S. PERSON (AS DEFINED FOR PURPOSES OF THE FORM W-9)

☐       IF YOU ARE NOT A U.S. PERSON (AS DEFINED FOR PURPOSES OF THE FORM W-9), CHECK HERE IF AS OF EACH DATE ON WHICH YOU ACQUIRED ANY NOTES, THE FAIR MARKET VALUE OF ALL NOTES OWNED BY YOU (NOT JUST NOTES YOU ACQUIRED ON SUCH DATE) EQUALED 5% OR LESS OF THE FAIR MARKET VALUE OF ALL COMMON STOCK OF KILROY REALTY CORPORATION OUTSTANDING ON THAT DATE.

Under penalties of perjury, I declare that the information provided above is true and correct.

If you cannot accurately check one of these boxes, we may withhold, under FIRPTA, U.S. federal income tax on payments to you pursuant to the offer. If you check one of the boxes above, while we do not intend to withhold (under FIRPTA) U.S. federal income tax on payments to you pursuant to the offer, other parties may take a contrary position. For more information, see the discussion below in “Important Tax Information” and consult your tax advisor.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements.    If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such notes.

If any of the notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal.

If this Letter of Transmittal or any notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the operating partnership of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered holders of the notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of the notes), no separate instruments of transfer are required unless payment is to be made, or the notes not tendered or purchased are to be issued, to a person other than the registered holders, in which case signatures on the instruments of transfer must be guaranteed by a participant in the Securities Transfer Agent’s Medallion Program (a “Medallion Signature Guarantor”).

Unless this Letter of Transmittal is signed by the registered holder(s) of the notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such notes), such notes must be accompanied by appropriate instruments of transfer, and each such instrument of transfer must be signed exactly as the name or names of the registered holder(s) appear on the notes (or as the name of such participant appears on a security position listing as the owner of such notes); signatures on each such instrument of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of a firm that is a member of a registered national securities exchange or Financial Industry Regulatory Authority, Inc. or is a commercial bank or trust company having an office in the United States (each, an “eligible institution”).

2.    Signature Guarantees.    Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the notes tendered by this Letter of Transmittal are tendered:

•

by a registered holder of notes (or by a participant in DTC whose name appears on a security position listing as the owner of the notes) who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or

•	for the account of an eligible institution.

If the notes are registered in the name of a person other than the signatory on this Letter of Transmittal or if notes not accepted for payment or not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact that broker, dealer, commercial bank, trust company or other nominee if they desire to tender notes. See “The Offer—Procedures for Tendering—Signature Guarantee” in the Offer to Purchase. See Instruction 1.

3.    Partial Tenders.    Tenders of notes under the offer will be accepted only in principal amounts of $1,000 or integral multiples thereof. If less than the entire principal amount of any notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled “Description of Notes Tendered” in this Letter of Transmittal. The entire principal amount represented by the certificates for all notes delivered to the depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all notes is not tendered or not accepted for purchase, certificates for the principal amount of notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated in this Letter of Transmittal) to the holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4) promptly after the expiration or termination of the offer.

4.    Special Issuance and Special Delivery Instructions.    Tendering holders should indicate in the applicable box or boxes the name and address to which notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for notes to be purchased are to be issued or sent, if different from the name and address of the registered holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, notes not tendered or not accepted for purchase will be returned to the registered holder of the notes tendered. Holders of notes tendering by book-entry transfer will have notes not tendered or not accepted for purchase returned by crediting their account at DTC. The operating partnership will have no obligation under the Special Issuance Instructions or Special Delivery Instructions unless the holder produces satisfactory evidence that any applicable transfer taxes have been paid.

5.    Transfer Taxes.    Except as set forth in Instruction 4 and this Instruction 5, the operating partnership will pay or cause to be paid any transfer taxes with respect to the transfer and sale of the notes to it, or to its order, pursuant to the offer. If payment is to be made to, or if the notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if the tendered notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

6.    Internal Revenue Service Form W-9.    Each tendering holder (or other payee) that is a U.S. person (including a U.S. resident alien) is required (i) to provide the depositary with a correct taxpayer identification number (“TIN”), which TIN, in the case of a holder who is an individual, is his or her social security number, and with certain other information, on the attached Internal Revenue Service Form W-9, and to certify that the holder (or other payee, as applicable) is not subject to backup withholding or (ii) to otherwise establish a basis for exemption from backup withholding. Failure to provide the depositary with the correct TIN or an adequate basis for an exemption from backup withholding may subject the tendering holder (or other payee, as applicable) to a $50 penalty imposed by the Internal Revenue Service and may result in backup withholding on payments made to the holder or other payee at the rate of 28%. A tendering holder that is a nonresident alien or a foreign entity must submit the appropriate completed Internal Revenue Service Form W-8 to avoid backup withholding. The appropriate form may be obtained from the depositary or via the Internal Revenue Service website at www.irs.gov. See “Important Tax Information” below.

7.    Irregularities.    All questions as to the form of documents and validity, eligibility (including time of receipt), acceptance for payment and withdrawal of tendered notes will be determined by the operating partnership in its sole discretion, and the operating partnership’s determination will be final and binding. The operating partnership reserves the absolute right to reject any and all tenders and withdrawals of tenders that the operating partnership determines are not in proper form or for which the acceptance for payment or payment may, in the opinion of the operating partnership’s counsel, be unlawful. The operating partnership also reserves the absolute right in its sole discretion to waive any of the conditions of the offer or any defect or irregularity in the tender of notes, or withdrawal of a tender of notes, of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. A waiver of any defect or irregularity with respect to the tender of one note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender, or withdrawal of a tender of notes, of any other note. Any defect or irregularity in connection with tenders of notes, or withdrawal of a tender of notes, must be cured within such time as the operating partnership may determine, unless waived by the operating partnership. Tenders of notes and withdrawals of tenders shall not be deemed to have been made until all defects and irregularities have been waived by the operating partnership or cured. The operating partnership’s interpretation of the terms and conditions of the offer (including the instructions in this Letter of Transmittal) will be final and binding. Neither the operating partnership nor its affiliates, nor the trustee, the dealer managers, the depositary or information agent, or any of their affiliates, nor any other person will be under any duty to give notice of any defects or irregularities in tenders or any notices of withdrawal or will incur any liability for failure to give any such notice.

8.    Requests for Assistance or Additional Copies.    Any questions or requests for assistance may be directed to the dealer managers or the information agent at their respective telephone numbers set forth on the back cover of the Offer to Purchase. Requests for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the information agent. A holder may also contact its broker, dealer, commercial bank, trust company or other nominee for assistance concerning the offer.

9.    Waiver of Conditions.    The operating partnership expressly reserves the right prior to the expiration time to waive any of the conditions of the offer, in whole or in part, at any time and from time to time.

10.    Mutilated, Lost, Stolen or Destroyed Certificates.    If a holder wishes to tender notes pursuant to the offer, but the certificates evidencing such notes have been mutilated, lost, stolen or destroyed, the holder should write to, or telephone, the trustee for the notes at the address or telephone number provided in the indenture about procedures for obtaining replacement certificates for such notes and arranging for indemnification or any other matter that requires the trustee to take action.

11.    Delivery of this Letter of Transmittal and Certificates for Notes or Book-Entry Confirmations.    The method of delivery of this Letter of Transmittal, notes and all other required documents to the depositary, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the election and risk of holders. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the expiration time to permit delivery to the depositary prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the depositary. This Letter of Transmittal and the notes should be sent only to the depositary, not to the Company, the operating partnership, DTC, the trustee, the information agent or the dealer managers.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their notes for purchase.

There are no guaranteed delivery procedures provided for by the operating partnership in conjunction with the offer. Holders must timely tender their notes in accordance with the procedures set forth in the Offer to Purchase.

12.    Expiration Time.    The expiration time means, with respect to the offer, 5:00 p.m., New York City time, on Tuesday, June 15, 2010, as such date and time may be extended or earlier terminated (subject to applicable law) by the operating partnership in its sole discretion.

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/ Sole proprietor	☐	Corporation	☐	Partnership	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ ☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or
Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding.

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(t)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include:

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Form W-9 (Rev. 10-2007)	Page 3

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding.

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for. . .	THEN the payment is exempt for. . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 10-2007)	Page 4

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity[4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•— Protect your SSN,

•— Ensure your employer is protecting your SSN, and

•— Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

IMPORTANT TAX INFORMATION

Circular 230 Notice

TO COMPLY WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) THIS DISCUSSION IS NOT INTENDED OR WRITTEN BY US TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER UNDER THE CODE (AS DEFINED BELOW); (B) THIS DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) A TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

General

Under U.S. federal income tax law, a holder that is a U.S. person (including a U.S. resident alien) whose tendered notes are accepted for payment is required to provide the depositary with such holder’s current TIN and make certain certifications on the attached Internal Revenue Service Form W-9, or, alternatively, to establish another basis for an exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the depositary is not provided with the correct TIN or if the required certifications are not made, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such holder or other payee with respect to the notes purchased pursuant to the offer may be subject to backup withholding.

Certain holders (including, among others, all corporations and certain foreign persons) are generally not subject to these backup withholding and reporting requirements. In order for a foreign holder to qualify as an exempt recipient, such foreign holder must submit to the depositary the appropriate Internal Revenue Service Form W-8 (e.g., Form W-8BEN, Form W-8ECI or Form W-8IMY), signed under penalties of perjury, attesting to his, her or its exempt status. An Internal Revenue Service Form W-8 may be obtained from the depositary or via the Internal Revenue Service website at www.irs.gov. See the enclosed Internal Revenue Service Form W-9 for additional information.

If backup withholding applies, the depositary is required to withhold 28% of any payment made to the holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided that the required information is properly furnished to the Internal Revenue Service in a timely manner.

Purpose of Form W-9

To prevent backup withholding on any payment made to a holder or other payee with respect to the notes purchased pursuant to the offer, if the holder does not otherwise establish an exemption from backup withholding, the holder is required to notify the depositary of the holder’s current TIN (or the TIN of any other payee) by completing the attached Internal Revenue Service Form W-9 and certifying that (i) the TIN provided on the attached Internal Revenue Service Form W-9 is correct (or that such holder is awaiting a TIN), (ii) the holder is not subject to backup withholding because (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding, and (iii) the holder is a U.S. person (including a U.S. resident alien) for federal income tax purposes. Foreign holders should complete, sign and submit an appropriate Internal Revenue Service Form W-8 as described above to prevent backup withholding.

What Number to Give the Depositary

The holder is required to give the depositary the TIN (e.g., social security number or employer identification number) of the registered owner of the notes tendered hereby. If the notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Internal Revenue Service Form W-9 for additional guidance on which number to report.

FIRPTA

In the event the notes constitute a “United States real property interest,” within the meaning of the Foreign Investment in Real Property Tax Act of 1980, any gain recognized by a foreign person upon the sale of a note may be subject to U.S. federal income tax withholding. For more information, see “Certain U.S. Federal Income Tax Considerations” in the Offer to Purchase.

Any questions or requests for assistance may be directed to the dealer managers or the information agent at their respective addresses and telephone numbers as set forth below. Any requests for additional copies of this Letter of Transmittal, the Offer to Purchase or related documents may be directed to the information agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the offer.

The information agent for the offer is:

Global Bondholder Services Corporation

65 Broadway, Suite 404

New York, New York 10006

(866) 540-1500 (toll free)

(212) 430-3774 (collect)

The dealer managers for the offer are:

J.P. Morgan

383 Madison Avenue

New York, New York 10179

(800) 261-5767 (toll free)

Attention: Syndicate Desk

BofA Merrill Lynch

214 North Tryon Street, 17th Floor

Charlotte, North Carolina 28255

(888) 292-0070 (toll free)

(980) 388-4603 (collect)

Attn: Debt Advisory Services

Barclays Capital

745 Seventh Avenue

New York, New York 10019

(800) 438-3242 (toll free)

(212) 528-7581 (collect)

Attn: Liability Management Group